UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 12, 2024

VIAVI SOLUTIONS INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-22874	94-2579683
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

1445 South Spectrum Blvd, Suite 102, Chandler, Arizona 85286
(Address of principal executive offices and zip code)
(408) 404-3600
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of the exchange on which registered
Common Stock, $0.001 par value	VIAV	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company. ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

To the extent applicable, the information set forth under Item 5.03 below is incorporated by reference as if fully set forth herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 12, 2024, the Board of Directors (the “Board”) of Viavi Solutions Inc. (the “Company”) amended the Company’s Amended and Restated Bylaws (the “Bylaws”), effective immediately.

The Bylaws amendments include:

•Modifying the provisions relating to adjournment procedures and access to the list of stockholders entitled to vote at stockholder meetings, in each case, to reflect recent amendments to the Delaware General Corporation Law;
•Updating procedural, notice and information requirements for stockholder nominations of directors and submission of stockholder proposals;
•Adjusting the director nomination and stockholder proposal notice window to be not later than 5:00 p.m. Eastern Time on the 90th day nor earlier than 5:00 p.m. Eastern Time on the 120th day (previously 90 and 60 days, respectively) prior to the first anniversary of the date of the preceding year’s annual meeting of stockholders;
•Providing that any stockholder submitting a director nomination notice make certain representations and confirmations and satisfy certain requirements relating to Rule 14a-19 under the Securities Exchange Act of 1934, as amended; and
•Making various other updates, including revisions to and additions of defined terms, removal of outdated references as well as technical and clarifying changes (collectively, the “Bylaws Amendments”).

The Board approved the Bylaws Amendments in connection with its periodic review of the Bylaws.

The above description of the Bylaws Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, which are attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 8.01. Other Events.

As a result of the Bylaws Amendments described in Item 5.03 of this Current Report on Form 8-K, stockholders who intend to present a proposal or nominate a director at the Company’s 2024 Annual Meeting of Stockholders (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act) must both (i) deliver to or mail and receive at the principal executive offices of the Company and (ii) email to investor.relations@viavisolutions.com no earlier than 5:00 p.m. Eastern Time on July 11, 2024 and no later than 5:00 p.m. Eastern Time on August 10, 2024. Any such stockholder proposal or nomination must comply with the requirements set forth in the Bylaws Amendment.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Viavi Solutions Inc., effective as of February 12, 2024.
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIAVI SOLUTIONS INC.

Date: February 16, 2024	By:	/s/ KEVIN SIEBERT
	Name:	KEVIN SIEBERT
	Title:	SVP, General Counsel & Corporate Secretary